UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 24, 2024
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ALPHABET INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
Alphabet Inc. (the “Company”) has received notice of an unsolicited mini-tender offer by Tutanota LLC to purchase up to 350,000 shares of Alphabet’s Class C capital stock at a price of $180 per share in cash. This offer to purchase up to 350,000 shares by Tutanota LLC represents less than 0.01 percent of the shares of Alphabet’s Class C capital stock outstanding as of the September 3, 2024 offer date, and is subject to numerous conditions.
On September 24, 2024, the Company issued the release attached to this Report as Exhibit 99.1, informing its stockholders that the Company does not endorse Tutanota LLC’s unsolicited mini-tender offer, urges caution, and expresses no opinion whether or not stockholders should tender their shares. Stockholders who have already tendered their shares may withdraw them at any time prior to the expiration of the offer, in accordance with Tutanota LLC’s offering documents. The offer is currently scheduled to expire at 5:00 p.m., New York City time, on October 7, 2024, but Tutanota LLC may extend the offer period at its discretion. The Company is not affiliated, or associated in any way, with Tutanota LLC, its mini-tender offer or its offer documentation.

Item 9.01.     Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release of Alphabet Inc. dated September 24, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: September 24, 2024	/s/ KATHRYN W. HALL
Kathryn W. Hall
Assistant Secretary